THE PRUDENTIAL SERIES FUND
PSF Global Portfolio
Supplement dated March 18, 2025 to the
Prospectus dated May 1, 2024, as supplemented (the Prospectus)
This supplement should be read and retained in conjunction with the Prospectus for The Prudential Series Fund (the Trust) for the PSF Global Portfolio (the Portfolio), a series of the Trust. The Portfolio may not be available under your variable contract. For more information about the portfolios available under your variable contract, please refer to your contract prospectus. Defined terms herein that are not otherwise defined shall have the meanings given to them in the Prospectus.
New Subadvisory Arrangement and Principal Investment Strategy Changes
The Board of Trustees of the Trust (the Board) recently approved removing LSV Asset Management (LSV), Massachusetts Financial Services Company (MFS), T. Rowe Price Associates, Inc. (T. Rowe Price) and William Blair Investment Management, LLC (William Blair) as subadvisers to the Portfolio. PGIM Quantitative Solutions LLC will continue to serve as subadviser, and will now be sole subadviser, to the Portfolio. The Board also approved certain revisions to the principal investment strategies of the Portfolio. These changes are expected to become effective on or about May 1, 2025.
To reflect the changes described above, the Prospectus is hereby revised as follows, effective May 1, 2025:
I.All references and information for the Portfolio pertaining to LSV, MFS, T. Rowe Price and William Blair and their portfolio managers with respect the Portfolio are hereby removed from the Prospectus.
II.The following table hereby replaces the “Annual Portfolio Operating Expenses” table in the “PORTFOLIO FEES AND EXPENSES” section in the Summary section of the Prospectus for the Portfolio:
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class I Shares	Class III Shares
Management Fees	0.75%	0.75%
+Distribution and/or Service Fees (12b-1 Fees)	None	0.25%
+Other Expenses	0.05%	0.05%
+Acquired Fund Fees & Expenses	0.24%	0.24%
=Total Annual Portfolio Operating Expenses	1.04%	1.29%
-Fee Waiver and/or Expense Reimbursement	(0.33)%	(0.33)%
=Total Annual Portfolio Operating Expenses After Fee	0.71%	0.96%
Waiver and/or Expense Reimbursement(1)
(1)The Manager and the Distributor have contractually agreed to waive a portion of their investment management fee and distribution fee, respectively, equal to the amount of the investment management and distribution fee received from other affiliated funds to the Portfolio due to the Portfolio’s investment in any such affiliated funds. In addition, the Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the Portfolio so that the Portfolio’s investment management fee plus other expenses (exclusive of certain expenses as described more fully in the Trust’s Statement of Additional Information) do not exceed 0.705% of the Portfolio's average daily net assets through June 30, 2026. Where applicable, the Manager agrees to waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class. Expenses waived/reimbursed by the Manager for the purpose of preventing the expenses from exceeding a certain expense ratio limit may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. These arrangements may not be terminated or modified without the prior approval of the Trust's Board.
III.The following table hereby replaces the “Example” table in the “PORTFOLIO FEES AND EXPENSES” section in the
Summary section of the Prospectus for the Portfolio:
	1 Year	3 Years	5 Years	10 Years
PSF Global Portfolio Class I Shares	$73	$298	$542	$1,241
PSF Global Portfolio Class III Shares	$98	$376	$676	$1,528
14PROSUP3
IV. The description of the Portfolio’s principal investment strategies in the “SUMMARY: PSF GLOBAL PORTFOLIO– INVESTMENTS, RISKS AND PERFORMANCE – Principal Investment Strategies” section of the Prospectus is hereby deleted in its entirety and replaced with the description set forth below:
Principal Investment Strategies. The Portfolio normally invests in equity and equity related securities in an allocation that is substantially similar to the composition of the Portfolio’s benchmark, the MSCI World Index (GD) (the Index). Equity and equity-related securities include common and preferred stock, other investment companies, (including exchange-traded funds (ETFs)), securities convertible into common stock, securities having common stock characteristics, futures contracts and other derivative instruments whose value is based on common stock, such as rights, warrants or options to purchase common stock.
In selecting investments for the assets of the Portfolio allocated to it by the Manager, PGIM Quantitative Solutions LLC (PGIM Quantitative Solutions), the subadviser to the Portfolio, utilizes a global, core equity strategy that seeks to outperform the benchmark Index while maintaining low tracking error relative to that Index. PGIM Quantitative Solutions employs an active, systematic stock selection process that focuses on a company’s intrinsic worth, and seeks to build a diversified portfolio of attractive stocks utilizing a proprietary risk framework that minimizes uncompensated risk.
In addition to direct investments in equity and equity related securities, the remainder of the Portfolio will invest in varying combinations of other pooled investment vehicles, including, open-end or closed end investment companies, ETFs, and unit investment trusts (collectively referred to as underlying portfolios). The underlying portfolios may or may not be affiliated with the Manager.
The selection of specific combinations of underlying portfolios for the Portfolio are determined by the Manager. The Manager will employ various quantitative and qualitative research methods to establish weighted combinations of underlying portfolios that are consistent with the neutral allocation for the Portfolio.
V.The following Risks are hereby added to the “SUMMARY: PSF GLOBAL PORTFOLIO– INVESTMENTS, RISKS AND PERFORMANCE – Principal Risks of Investing in the Portfolio” section of the Prospectus:
Exchange-Traded Funds (ETF) Risk. An investment in an ETF generally presents the same primary risks as an investment in a mutual fund that has the same investment objective, strategies, and policies. In addition, the market price of an ETF’s shares may trade above or below its net asset value and there may not be an active trading market for an ETF’s shares. The Portfolio could lose money investing in an ETF if the prices of the securities owned by the ETF go down.
Fund of Funds Risk. In addition to the risks associated with the investment in an underlying portfolio, the Portfolio is exposed to the investment objectives, investment risks, and investment performance of the underlying portfolios. The Portfolio is also subject to a potential conflict of interest between the Portfolio and its investment manager(s) and subadviser(s), which could impact the Portfolio. Moreover, the Portfolio will incur its pro rata share of the relevant underlying portfolios’ expenses, which will reduce the Portfolio’s performance
VI.	The “SUMMARY: PSF GLOBAL PORTFOLIO – MANAGEMENT OF THE PORTFOLIO” section of the Prospectus is hereby deleted in its entirety and replaced with the information set forth below:

	Investment	Subadviser	Portfolio Managers	Title	Service Date
Manager
	PGIM		Brian Ahrens	Senior Vice President,	April 2020
	Investments			Strategic Investment
	LLC			Research Group
			Andrei O. Marinich,	Vice President, Strategic	April 2020
			CFA	Investment Research
Group
			Todd L. Kerin	Vice President, Portfolio	April 2020
Manager
			Saleem Z. Banatwala	Director, Portfolio	April 2020
Manager
		PGIM Quantitative	George N. Patterson,	Managing Director and	May 2025
		Solutions LLC	PhD, CFA, CFP	Chief Investment Officer
			Wen Jin, PhD, CFA	Managing Director and	May 2025
Portfolio Manager
			Stacie L. Mintz, CFA	Managing Director and	May 2025
Head of Quantitative
Equity
VII. The section of the Prospectus entitled “MORE DETAILED INFORMATION ON HOW THE PORTFOLIOS INVEST – PSF Global Portfolio” is hereby deleted in its entirety and replaced with the information set forth below:
The investment objective of this Portfolio is long-term growth of capital.
The Portfolio normally invests in equity and equity related securities in an allocation that is substantially similar to the composition of the Portfolio’s benchmark, the MSCI World Index (GD) (the Index). Equity and equity-related securities include common and preferred stock, other investment companies, (including exchange-traded funds (ETFs)), securities convertible into common stock, securities having common stock characteristics, futures contracts and other derivative instruments whose value is based on common stock, such as rights, warrants or options to purchase common stock.
In selecting investments for the assets of the Portfolio allocated to it by the Manager, PGIM Quantitative Solutions, the subadviser to the Portfolio, utilizes a global, core equity strategy that seeks to outperform the benchmark Index while maintaining low tracking error relative to that Index. PGIM Quantitative Solutions employs an active, systematic stock selection process that focuses on a company’s intrinsic worth, and seeks to build a diversified portfolio of attractive stocks utilizing a proprietary risk framework that minimizes uncompensated risk.
In addition to direct investments in equity and equity related securities, the remainder of the Portfolio will invest in varying combinations of other pooled investment vehicles, including, open-end or closed end investment companies, ETFs, and unit investment trusts (collectively referred to as underlying portfolios). The underlying portfolios may or may not be affiliated with the Manager.
The selection of specific combinations of underlying portfolios for the Portfolio are determined by the Manager. The Manager will employ various quantitative and qualitative research methods to establish weighted combinations of underlying portfolios that are consistent with the neutral allocation for the Portfolio.
VIII. The section of the Prospectus entitled “HOW THE TRUST IS MANAGED – PORTFOLIO MANAGERS – PSF Global Portfolio – PGIM Quantitative Solutions Segment” is hereby deleted and replaced with the information set forth below:
PGIM Quantitative Solutions. PGIM Quantitative Solutions typically follows a team approach in the management of the Portfolio. George N. Patterson, PhD, CFA, CFP, Stacie Mintz, CFA, and Wen Jin, PhD, CFA are jointly and primarily responsible for the day-to-day management of the Portfolio.
George N. Patterson, PhD, CFA, CFP, is a Managing Director and the Chief Investment Officer for PGIM Quantitative Solutions. In this capacity, he oversees all portfolio management and research efforts for both the Quantitative Equity and Multi-Asset teams. Prior to his current role, George was the Co-Head of PGIM Quantitative Solutions’ Quantitative Equity team, overseeing portfolio management, investment research and new product development. Before joining PGIM Quantitative Solutions, George was a Managing Director, Corporate Strategy, at Axioma, Inc., focusing on identifying buy-side trends and market opportunities. Previously, he was the Chief Investment Officer for Quantitative Investments at Bank of Montreal Global Asset Management, with responsibilities across global equities and multi-asset strategies spanning stand-alone asset allocation funds, FX overlays, retail fund of funds and ETF-based multi-asset solutions. In addition, George was a Co-Founder and Managing Partner at Menta Capital LLC, a California-based quantitative equity hedge fund, and a Senior Portfolio Manager in equity market neutral strategies at Barclays Global Investors. He began his career at NASA’s Jet Propulsion Laboratory. George earned a BS in physics from the Massachusetts Institute of Technology and a PhD in physics from Boston University.
Stacie L. Mintz, CFA, is a Managing Director and Head of Quantitative Equity for PGIM Quantitative Solutions. She leads the portfolio managers on the Quantitative Equity team and is responsible for enhancements to the Quantitative Equity models and portfolio analytic tools. Prior to her current role, she served as the Head of Equity Portfolio Management for PGIM Quantitative Solutions. Stacie has over two decades of portfolio management experience, focusing on long-only and long-short equity investing for more than 15 years at PGIM. Prior to that, she managed strategic and tactical asset allocation for several institutional and retail funds at PGIM. During that time, she was also responsible for managing the overall asset allocation for the Prudential Pension Plan. She earned a BA in economics from Rutgers University and an MBA in finance from the New York University Stern School of Business.
Wen Jin, PhD, CFA, is a Managing Director and Portfolio Manager for PGIM Quantitative Solutions working within the Quantitative Equity team. He is responsible for portfolio management, analysis and research. Prior to joining PGIM Quantitative Solutions, Wen was a Portfolio Manager and the Head of Quantitative Strategy and Trading at Aristeia Capital Management, where he oversaw derivatives valuation, quantitative trading strategy development and portfolio management. Previously, Wen was a Senior Quantitative Strategist in the options trading group at Citadel Investment Group, where he was responsible for the development of equity option arbitrage and volatility arbitrage strategies. Wen's articles have appeared in the Journal of Accounting Research and Wall Street Horizon, among other leading publications. He earned a BS in physics from University of Sciences and Technology of China, and an MA and PhD in physics from Columbia University.
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